UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    March 28, 2005
                                                        ------------------------

                              THACKERAY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-8254                                        04-2446697
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  (Commission File Number)                  (IRS Employer Identification No.)

          350 FIFTH AVENUE
          NEW YORK, N.Y.                                   10118
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  (Address of Principal Executive Offices)               (Zip Code)

                                 (212) 564-3393
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

           On March 28, 2005, Thackeray Corporation issued a press release announcing its full year results for the fiscal year ended December 31, 2004. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.         Exhibit
-----------         -------
  99.1              Press Release, dated March 28, 2005








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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THACKERAY CORPORATION



Date:     March 28, 2005                    By:  /s/ Jules Ross
                                                --------------------------------
                                                Name:  Jules Ross
                                                Title: Vice President, Treasurer
                                                       and Secretary






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
                                  EXHIBIT INDEX


Exhibit No.         Exhibit
-----------         -------
  99.1              Press Release, dated March 28, 2005








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